Exhibit 10

EXECUTION COPY

AMENDMENT NO. 1

Dated as of March 14, 2006

to

CREDIT AGREEMENT

Dated as of December 14, 2005

THIS AMENDMENT NO. 1 (“Amendment”) is made as of March 14, 2006 by and among H.B. Fuller Company (the “Company”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of December 14, 2005 by and among the Company, the Lenders and the Agent (the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Agent have agreed to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The first sentence of Section 2.20 of the Credit Agreement is amended and restated in its entirety to read as follows: “At any time, but not more than four (4) times during the term of this Agreement, the Company may request that the Aggregate Commitment be increased; provided that (i) the Aggregate Commitment shall at no time exceed $375,000,000 and (ii) such request shall be in a minimum amount of $25,000,000.”.

(b) The Commitments of the Lenders are amended as set forth on Annex I hereto. Any new lender signatory hereto which was not party to the Credit Agreement prior to the date hereof shall be deemed to be a Lender for all purposes under the Credit Agreement. The Company hereby agrees to compensate each Lender for any and all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent and the Lenders shall have administered the reallocation of the aggregate Revolving Credit Exposures among the Lenders such that after giving effect to the reallocations of the Commitments, each Lender’s Applicable Percentage of the aggregate Revolving Credit Exposures is equal to such Lender’s Applicable Percentage of the Aggregate Commitment and (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Required Lenders (including each Lender increasing its Commitment pursuant to Section 1(b) above) and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) such other instruments and documents as are reasonably requested by the Agent, (iii) from the Company for the ratable account of each Lender (including any new Lender) which is increasing its Commitment pursuant hereto, an upfront fee in the amount of 0.075% of such Lender’s incremental portion of its increased Commitment and (iv) from the Company payment and/or reimbursement of the Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

H.B. FULLER COMPANY,
as the Company

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Vice President, Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as the Swingline Lender, as the Issuing Bank and as a Lender

By:	/s/ Michael B. Kelly
Name:	Michael B. Kelly
Title:	Vice President

CITIBANK, N.A.,
as Syndication Agent and as a Lender

By:	/s/ James N. Simpson
Name:	James N. Simpson
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of December 14, 2005

ABN AMRO BANK, N.V., individually as a Lender and as Co-Documentation Agent

By:	/s/ Alexander M. Blodi
Name:	Alexander M. Blodi
Title:	Managing Director

By:	/s/ Luc Perrot
Name:	Luc Perrot
Title:	Vice-President

BANK OF TOKYO-MITSUBISHI, LTD., individually as a Lender and as Co-Documentation Agent

By:	/s/ Tsuguyuki Umene
Name:	Tsuguyuki Umene
Title:	Deputy General Manager

BANK OF AMERICA, N.A., individually as a Lender and as Co-Documentation Agent

By:	/s/ David P. Meehan
Name:	David P. Meehan
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of December 14, 2005

U.S. BANK, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Karen Weathers
Name:	Karen Weathers
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Jacqueline Ryan
Name:	Jacqueline Ryan
Title:	Vice President

WELLS FARGO BANK, NATIONALASSOCIATION,
individually as a Lender

By:	/s/ Edward B. Hanson
Name:	Edward B. Hanson
Title:	Assistant Vice President

THE NORTHERN TRUST COMPANY,
individually as a Lender

By:	/s/ John C. Canty
Name:	John C. Canty
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of December 14, 2005

PNC BANK NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

NATIONAL CITY BANK OF THE MIDWEST,
individually as a Lender

By:	/s/ Derek R. Cook
Name:	Derek R. Cook
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of December 14, 2005

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of December 14, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among H.B. Fuller Company (the “Company”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 is dated as of March 14, 2006 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 14, 2006

SPECIALTY CONSTRUCTION BRANDS, INC.

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Treasurer

ANNEX I

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	$32,000,000
CITIBANK, N.A.	$32,000,000
ABN AMRO BANK N.V.	$25,000,000
BANK OF TOKYO-MITSUBISHI, LTD.	$25,000,000
BANK OF AMERICA, N.A.	$25,000,000
U.S. BANK NATIONAL ASSOCIATION	$24,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$24,000,000
THE NORTHERN TRUST COMPANY	$18,000,000
KEYBANK NATIONAL ASSOCIATION	$15,000,000
PNC BANK, NATIONAL ASSOCIATION	$15,000,000
NATIONAL CITY BANK OF THE MIDWEST	$15,000,000
AGGREGATE COMMITMENT	$250,000,000